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                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

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                         ICN Pharmaceuticals, Inc.
          --------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    N/A
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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
Following is the text of a press release issued on May 17, 2001:

[LOGO - ICN]
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ICN PHARMACEUTICALS, INC.

International Headquarters
ICN Plaza
3300 Hyland Avenue
Costa Mesa, California 92626

Telephone:  (714) 545-0100 x3230
FAX:  (714) 641-7215
Telex: 67-0413

Investors:                                          Media:
----------                                          ------
Joe Schepers                                        Peter Murphy
212-754-4422                                        714-545-0100, ext. 3213


              ICN PHARMACEUTICALS LAUNCHES ANNUAL MEETING WEB PAGE

COSTA MESA, Calif., May 17, 2001 -- ICN Pharmaceuticals, Inc. (NYSE: ICN), a research-based global pharmaceutical company, today announced that it has established a new web page to host information for the Company's 2001 annual shareholders meeting.

The web page contains recent news releases relating to the Company's current restructuring status, corporate advertisements highlighting the Company's performance, a comprehensive proxy statement detailing background information on the Company's current nominees for the Board of Directors.

Two of the current nominees have a pre-recorded video streaming presentation on the web page. The nominees include: Dr. Ray Irani, Chariman and CEO of Occidental Petroleum and The Right Honorable Kim Campbell, former Prime Minister of Canada. There is also a special shareholder message by Chairman and CEO Milan Panic.

You may view this web page at www.icnpharm.com, www.icnannualmeeting.com and www.icnproxy.com.

ICN is an innovative, research-based, global pharmaceutical company that manufactures markets and distributes a broad range of prescription and non-prescription pharmaceuticals under the ICN brand name. Its therapeutic focus is on anti-infectives, including anti-virals, dermatology and oncology. Additional information is also available on the company's website at http://www.icnpharm.com.

THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, regulatory approval processes, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings.


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